Exhibit 99.3
Fidelity National Title Group, Inc.
LETTER TO CLIENTS
Amended Offer to Exchange
Any and All of the Outstanding

7.30% Fidelity National Financial notes due 2011 (CUSIP 316326AC1) for 7.30% Fidelity National Title Group notes due 2011	5.25% Fidelity National Financial notes due 2013 (CUSIP 316326AD9) for 5.25% Fidelity National Title Group notes due 2013 and Solicitation of Consents for Amendment of the Related Indenture
AS AMENDED, THE EXCHANGE OFFERS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON JANUARY 13, 2006 (REFERRED TO AS THE “INITIAL EXPIRATION TIME”), UNLESS EXTENDED OR EARLIER TERMINATED. FIDELITY NATIONAL TITLE GROUP, INC. MAY EXTEND THE EXPIRATION FOR EITHER SERIES OF NOTES WITHOUT EXTENDING ANY SUCH TIME FOR THE OTHER SERIES OF NOTES. NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE INITIAL EXPIRATION TIME, BUT NOT THEREAFTER.
January 9, 2006
To Our Clients:
      We are enclosing a Prospectus and Consent Solicitation Statement, dated January 9, 2006 (the “Prospectus”), of Fidelity National Title Group, Inc. (“FNT”), and a related Letter of Transmittal and Consent (the “Letter of Transmittal”) relating to the offer by FNT to exchange all of the notes of Fidelity National Financial, Inc. (“FNF”) of each series listed above for new FNT notes (the “Exchange Offers”), on the terms and subject to the conditions set forth in the Prospectus. If you tender notes, you will, by the act of tendering, be consenting to various amendments to the applicable indenture under which those notes were issued and to related modifications to rights of holders of notes, all as described in the Prospectus. FNT’s obligation to purchase tendered notes is subject to certain conditions. Please see the section of the Prospectus entitled “The Exchange Offers — Conditions to the Exchange Offers and Consent Solicitations.”
      For your convenience, we summarize certain terms of the Exchange Offers below. This summary is not complete. You should read the Prospectus for a more detailed description of the terms of the Exchange Offers.
Exchange Offers
      FNT is offering to exchange outstanding FNF notes for FNT’s new notes that have been registered under the Securities Act of 1933. For each $1,000 principal amount of FNF notes, FNT is offering to exchange $1,000 in principal amount of new FNT notes. The new FNT notes being offered will also have the same interest rates, redemption terms and payment and maturity dates as the FNF notes being exchanged, and will provide for accrued interest from the last date for which interest was paid on the FNF notes being exchanged.

Withdrawal Rights
      You may withdraw tendered FNF notes and revoke consents with respect thereto at any time prior to the initial expiration time described above, but not thereafter. A valid withdrawal of tendered FNF notes will also constitute the revocation of the related consent to the proposed amendments to the indenture. You may only revoke your consent by validly withdrawing the tendered FNF notes prior to the initial expiration time. You may not withdraw tendered FNF notes or revoke consents with respect thereto after the initial expiration time, even if FNT otherwise extends the expiration of the exchange offers. If for any reason tendered notes are not accepted for exchange, they will be returned promptly after the expiration or termination of the applicable exchange offer.
How to Accept an Offer
      We are the holder of your FNF notes through our account with the Depository Trust Company (“DTC”). A tender of such FNF notes can be made only by us as a DTC participant and pursuant to your instructions. The enclosed Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender FNF notes held by us for your account.
      We request instructions as to whether you wish to tender any or all of your FNF notes held by us through our DTC account pursuant to the terms and conditions set forth in the Prospectus and the Letter of Transmittal.
      We urge you to read the Prospectus and the Letter of Transmittal carefully before instructing us to tender your FNF notes. You may use the attached form to give your instructions.
PLEASE RETURN YOUR INSTRUCTIONS TO US IN THE ENCLOSED ENVELOPE OR CONTACT YOUR REPRESENTATIVE WITH INSTRUCTIONS TO PERMIT US TO TENDER YOUR FNF NOTES PRIOR TO THE INITIAL EXPIRATION TIME.

INSTRUCTIONS TO THE DEPOSITORY TRUST COMPANY PARTICIPANT
To the Participant of The Depository Trust Company:
      The undersigned hereby acknowledges receipt of the exchange offer prospectus and consent solicitation statement, dated January 9, 2006 (the “Prospectus”), of Fidelity National Title Group, Inc. and a related Letter of Transmittal and Consent (the “Letter of Transmittal”) relating to the offer to exchange all of the notes of Fidelity National Financial, Inc. (“FNF”) of each series described in the Prospectus for new Fidelity National Title Group, Inc. notes on the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal.
      This will authorize you to tender the undersigned notes and to deliver the undersigned’s consent with respect to the principal amount(s) of FNF notes indicated below held by you for the account or benefit of the undersigned, pursuant to the terms and conditions set forth in the Prospectus.
Name(s) of beneficial owner(s):

Signature(s):

Name(s):

(Please Print)
Address(es):

Telephone Number(s):

Taxpayer Identification or
Social Security Number(s):

My Account Number With You:

Principal Amount of 7.30% FNF Notes
due 2011 Beneficially Owned:

Principal Amount of 7.30% FNF Notes
due 2011 to Tender and As to Which Consent is Given
(must be an integral multiple of $1,000):

Principal Amount of 5.25% FNF Notes
due 2013 Beneficially Owned:

Principal Amount of 5.25% FNF Notes
due 2013 to Tender and As to Which Consent is Given
(must be an integral multiple of $1,000):

Date:

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